SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)    March 18, 2004
                                                -----------------------


                  Single Source Financial Services Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)


        000-33229                                         16-1576984
 ----------------------                      ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                    1161 James Street, Hattiesburg, MS 08876
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               (Address of Principal Executive Offices) (Zip Code)

                                 (601) 582-4000)
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

                     1242 Playa Court, Culver City, CA 90230
                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM #1- CHANGE IN CONTROL OF REGISTRANT

1.   The names of the persons who acquired control of the issuer are:
          Environmental Services of Mississippi, LLC
          Sterling Sound LLC
          Bio Solutions International, Inc.
          Krish V. Reddy, Ph.D.
          Joe H. Ashley

2.   The amount and the source of consideration used by such persons:
          The persons listed in Item 1.1 were shareholders of Bio-Solutions Manufacturing, Inc. ("BSM"). The BSM common shares owned by all BSM shareholders were exchanged for a like number of shares of the Registrant's common stock pursuant to the terms of a Reorganization and Stock Purchase Agreement.

3.   The basis of control:
          The BSM shareholders, in their entirety, acquired 92.2% of the issued and outstanding shares of the common stock of the Issuer.

4.   The  date  and a  description  of  the  transaction:
     a.   The date of the transaction: March 18, 2004
     b. Description of the transaction: Under the terms of the Reorganization and Stock Purchase Agreement, a copy of which is attached hereto, the Registrant issued 12,645,000 shares of its common stock to the BSM shareholders in exchange for all of the issued and outstanding shares of BSM. The persons listed in Item 1.1 own directly and indirectly 11,620,000 shares of the Registrant's common stock of the Issuer.

5. The percentage of voting securities of the Registrant now beneficially owned directly and indirectly by the persons who acquired control:
          The persons listed in Item 1.1 own directly and indirectly 85.2% of the voting securities of the Registrant. The BSM shareholders, in their entirety, own directly and indirectly 95.2% of the voting securities if the Registrant.

6. Control was assumed from the following persons: Brandon Becker Kendra Becker Pamela Becker MBBRAMER, Inc.
          Arlene Rosenblatt
          Julie Rosenblatt
          Arnold F. Sock
          Leona Sock
          Michael Sock
          Harry L. Wilson
          B.A.A.M.S., Inc.
          Baki Arbia

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ITEM #2-  ACQUISITION OR DISPOSITION OF ASSETS

          As a result of the Reorganization and Stock Purchase Agreement, BSM became a wholly owned subsidiary of the Registrant. Pro-forma financial statements which reflect the combined assets and operations of the Registrant and its wholly owned subsidiary will be filed within sixty (60) days.

ITEM #3 - BANKRUPTCY OR RECEIVERSHIP

          Not Applicable

ITEM #4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not Applicable

ITEM #5 - OTHER EVENTS

          Not Applicable.

ITEM #6 - RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

          The former directors and officers of the Registrant resigned as part of the change in control described in Item 1. The following have been elected directors and officers of the Registrant

          Krish V. Reddy, Ph.D.     President, Chief Executive Officer, Director
          Joe H. Ashley             Secretary, Treasurer, Director
          Patricia Spreitzer        Director

ITEM #7 - FINANCIAL STATEMENTS AND EXHIBITS

          (99)  Additional Exhibits -  Reorganization and Stock
                Purchase Agreement

ITEM #8 - CHANGE IN FISCAL YEAR

          Not Applicable
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Single Source Financial .Services Corp.
                                                (Registrant)

Date          March 31, 2004             By    /s/ Krish V. Reddy
    ------------------------------           -----------------------------------
                                             Krish V. Reddy, Ph.D.,
                                             President

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                                    EXHIBITS
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99   Reorganization and Stock Purchase Agreement


                                  Page 4 of 59

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